UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 11, 2013

CARRIZO OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street Suite 2300 Houston, Texas		77002
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (713) 328-1000
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2012 Annual Bonus
On June 13, 2013, the Compensation Committee of the Board of Directors of Carrizo Oil & Gas, Inc. (the “Company”) approved the 2012 annual bonuses for Messrs. Johnson, Fisher, Boling, Pitts and Evans in the respective amounts set forth below. The Compensation Committee reviewed bonus information for comparable executive positions at the companies in the Company’s industry peer group provided by the Compensation Committee’s consultant Longnecker & Associates and aimed for bonuses for the Company’s executives to be within a general range of the median for the Company’s industry peer group based on the Compensation Committee’s assessment of how the Company performed relative to its peers. The Compensation Committee also considered the other factors described in the Company’s proxy statement for the 2013 annual meeting of shareholders (the “Proxy Statement”) under “Compensation Discussion and Analysis—The Executive Compensation Process—Compensation Program Design” and “Compensation Discussion and Analysis—Executive Compensation Components—Base Salary” and “Annual Bonus.” The employment agreement of each named executive officer contemplates annual bonus awards in an amount comparable to the annual bonus awards of other named executive officers, taking into account the individual’s position and responsibilities. The Compensation Committee ultimately made a decision regarding the bonuses of the named executive officers in its discretion. On June 13, 2013, with respect to 2012, each of Messrs. Johnson, Fisher, Boling, Pitts and Evans was awarded a bonus equal to 100%, 90%, 90%, 80% and 70%, respectively, of their annual base pay as of such date. Each bonus was comprised 75% of cash and 25% of short-term performance-based restricted stock units.
Since the 2012 bonus payments had not been determined as of the date of the Proxy Statement, the Summary Compensation Table set forth in the Proxy Statement has been updated to reflect the payment of the 2012 bonuses as set forth below.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards (1) ($)	Option Awards (1) ($)	All Other Compensation (3)($)	Total ($)
S. P. Johnson IV President and Chief Executive Office	2012	$538,000	$412,500	(2)	$2,385,004	$535,801	$15,826	$3,887,131
	2011	492,000	386,000	(2)	2,073,038	640,021	19,228	3,610,287
	2010	448,000	322,000	(2)	163,324	1,988,882	28,761	2,950,967
J. Bradley Fisher Vice President and Chief Operating Officer	2012	$392,000	$270,000	(2)	$1,533,626	$344,281	$15,516	$2,555,423
	2011	352,000	254,000	(2)	1,280,035	394,924	31,194	2,312,153
	2010	312,000	202,000	(2)	1,021,591	404,835	30,640	1,971,066
Paul F. Boling Chief Financial Officer, Vice President, Secretary and Treasurer	2012	$323,000	$222,750	(2)	$938,819	$206,351	$17,164	$1,708,084
	2011	293,000	209,000	(2)	888,282	269,655	17,537	1,677,474
	2010	256,000	170,000	(2)	713,126	280,892	18,036	1,438,054
David L. Pitts Vice President and Chief Accounting Officer	2012	$303,000	$186,000	(2)	$732,422	$160,171	$16,680	$1,398,273
	2011	268,000	174,000	(2)	660,000	198,480	17,477	1,317,957
Gregory E. Evans Vice President of Exploration	2012	$303,000	$162,750	(2)	$732,422	$160,171	$17,163	$1,375,506
	2011	271,000	174,000	(2)	665,737	200,719	20,277	1,331,733
	2010	240,000	137,000	(2)	481,119	185,792	20,048	1,063,959

(1)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of the valuation assumptions, see Note 10 to our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012. See “Grants of Plan-Based Awards Table” in our Proxy Statement for information on stock and option awards that we granted in 2012.

(2)	The amounts shown for 2012, 2011 and 2010 include cash amounts earned with respect to 2012, 2011 and 2010 but paid in the second quarters of 2013 and 2012 and the third quarter of 2011, respectively.

(3)	The amounts shown as “All Other Compensation” for the named executive officers include the following:

	Year	Mr. Johnson	Mr. Fisher	Mr. Boling	Mr. Pitts	Mr. Evans
Matching contributions under the 401(k) Plan	2012	$10,563	$10,729	$12,500	$12,500	$12,500
	2011	12,250	12,250	12,250	12,250	12,250
	2010	21,783	15,479	12,813	—	12,021
Other compensation	2012	$5,263	$4,787	$4,664	$4,180	$4,663
	2011	6,978	3,980	5,287	5,227	8,027
	2010	6,978	4,498	5,223	—	8,027
Overriding royalties	2012	$—	$—	$—	$—	$—
	2011	—	14,964	—	—	—
	2010	—	10,663	—	—	—
See “Compensation Discussion and Analysis — Perquisites and Other Benefits” in our Proxy Statement for a discussion of "notional" overriding royalties granted to Mr. Fisher.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of shareholders on Tuesday, June 11, 2013, at 9:00 a.m., Central Daylight Time, in Houston, Texas. The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s annual proxy statement, are as set forth below.
The following nominees for directors were elected to serve one-year terms:

Nominee	For	Withheld	Broker Non-Votes
S.P. Johnson IV	30,016,224	905,889	5,020,597
Steven A. Webster	23,051,252	7,870,861	5,020,597
Thomas L. Carter, Jr.	30,053,228	868,885	5,020,597
Robert F. Fulton	30,498,147	423,966	5,020,597
F. Gardner Parker	27,069,730	3,852,383	5,020,597
Roger A. Ramsey	30,214,274	707,839	5,020,597
Frank A. Wojtek	30,344,766	577,347	5,020,597
The shareholders approved (by a majority of 95.7%), on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
28,974,171	1,289,569	658,372	5,020,598
The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstain	Broker Non-Votes
35,842,369	69,515	30,826	—
Item 9.01 Financial Statements and Exhibits.

Exhibit Number		Exhibit Description
10.1	-	Form of Director Restricted Stock Unit Award Agreement under the Incentive Plan of Carrizo Oil & Gas, Inc.
10.2	-	Form of Employee Restricted Stock Award Agreement (Officer) under the Incentive Plan of Carrizo Oil & Gas, Inc.
10.3	-	Form of Employee Restricted Stock Unit Award Agreement (Officer) under the Incentive Plan of Carrizo Oil & Gas, Inc.
10.4	-	Form of Employee Stock Appreciation Rights Agreement (Officer) under the Incentive Plan of Carrizo Oil & Gas, Inc.
10.5	-	Form of Employee Stock Appreciation Rights Agreement (Officer) pursuant to the Carrizo Oil & Gas, Inc. Cash-Settled Appreciation Rights Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Chief Financial Officer, Vice President, Secretary and Treasurer
Date: June 17, 2013